Exhibit 99.2

PANTEL HOLDING CO. AND SUBSIDIARIES

Consolidated Financial Statements

June 30, 2004 and 2003 (unaudited)

PANTEL HOLDING CO. AND SUBSIDIARIES

Consolidated Financial Statements

June 30, 2004 and 2003 (unaudited)

Table of Contents

Page
Consolidated Balance Sheet	2

Consolidated Statements of Operations	3

Consolidated Statement of Stockholders’ Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6-11

PANTEL HOLDING CO. AND SUBSIDIARIES

Consolidated Balance Sheet

June 30, 2004

(In HUF ‘000)

		June 30, 2004
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	Note 2	1,933,429
Accounts receivable, net of allowance of 1,136,318		4,314,644
Inventory		348,326
Other current assets		456,426

Total current assets		7,052,825

Property, plant and equipment, net		15,165,600
Other intangibles, less accumulated amortization		11,517,426
Other assets		717,603

Total assets		34,453,454

Liabilities and Stockholders’ Equity
Current liabilities:
Bank overdraft		441,228
Current installments of long-term debt		1,825,535
Accounts payable		2,253,405
Accruals		3,465,010
Other current liabilities		699,213
Due to related parties	Note 6	123,669

Total current liabilities		8,808,060

Long-term debt, excluding current installments		14,621,950
Other liabilities		705

Total liabilities		23,430,715

Minority interest		1,205

Stockholders’ equity
Class A Ordinary shares, 467 HUF par value, 30,000 shares authorized, issued and outstanding		14,010,000
Additional paid-in capital		16,198,216
Accumulated deficit		(19,186,682)

Total stockholders’ equity		11,021,534

Total liabilities and stockholders’ equity		34,453,454

See accompanying notes to consolidated financial statements.

PANTEL HOLDING CO. AND SUBSIDIARIES

Consolidated Statements of Operations

Six months ended June 30, 2004 and 2003

(In HUF ‘000)

		June 30, 2004	June 30, 2003
		(unaudited)	(unaudited)
Telecommunication revenues		11,445,076	8,934,071
Telecommunication revenues, related parties	Note 6	512,273	420,410

		11,957,349	9,354,481

Operating expenses:
Operating and maintenance expenses		(6,353,324)	(4,789,915)
Operating expenses, related parties	Note 6	(311,269)	(650,341)
Selling, general and administrative expenses		(2,768,372)	(2,761,103)
Depreciation and amortization		(1,937,746)	(1,965,564)
Gain on sale of fixed assets and fiber network		30,807	381,349

Total operating expenses		(11,339,904)	(9,785,574)

Income (loss) from operations		617,445	(431,093)

Other income (expenses):
Foreign exchange gains (losses), net		642,756	(1,941,544)
Interest expense		(362,959)	(409,794)
Interest income		53,236	13,195
Other, net		2,490	52,226

Net income (loss) before income taxes		952,968	(2,717,010)
Income tax expense	Note 9	(656)	(167)
Minority interest		(97)	—

Net income (loss) from continuing operations		952,215	(2,717,177)
Net income (loss) from discontinued operations before income taxes	Note 4	5,143	(18,156)
Income tax expense from discontinued operations	Note 4	—	—

Net income (loss)		957,358	(2,735,333)

See accompanying notes to consolidated financial statements.

PANTEL HOLDING CO. AND SUBSIDIARIES

Consolidated Statement of Stockholders’ Equity

Six months ended June 30, 2004

(In HUF ‘000)

	Class A Ordinary Shares	Class A Ordinary Shares (in HUF ‘000)	Additional paid-in capital	Accumulated deficit	Total Stockholders’ Equity
Balances at December 31, 2003	30,000,000	14,010,000	15,990,000	(20,144,040)	9,855,960
Net income				957,358	957,358
Gain on sale treated as capital contribution (Note 4)			208,216		208,216

Balances at June 30, 2004 (unaudited)	30,000,000	14,010,000	16,198,216	(19,186,682)	11,021,534

See accompanying notes to consolidated financial statements.

PANTEL HOLDING CO. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Six months ended June 30, 2004 and 2003

(In HUF ‘000)

		June 30, 2004	June 30, 2003
		(unaudited)	(unaudited)
Net cash provided by/(used in) operating activities	Note 8	2,721,435	(3,592,735)

Cash flows from investing activities:
Network construction		(2,095,621)	(1,928,725)
Proceeds from sale of interest in subsidiaries		425,040	—
Proceeds from sale of fixed assets and fiber network		82,420	445,529

Net cash (used in)/provided by investing activities		(1,588,161)	(1,483,196)

Cash flows from financing activities:
Repayments of issuance of bank overdraft		(13,189)	(2,379)
Proceeds from issuance of long-term debt		—	4,016,374
Repayments of long-term debt		(646,112)	—

Net cash (used in)/provided by financing activities		(659,301)	4,013,995

Effect of foreign exchange rate changes on cash		(469,073)	1,603,303

Net (decrease)/increase in cash and cash equivalents		4,900	541,367

Cash and cash equivalents at beginning of period		1,928,529	727,976

Cash and cash equivalents at end of period		1,933,429	1,269,343

Income tax paid during the year		239	1,947
Interest paid during the year		314,164	349,663

See accompanying notes to consolidated financial statements.

PANTEL HOLDING CO. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Six months ended June 30, 2004 and 2003 (unaudited)

(1)	Summary of Significant Accounting Policies and Practices

(a)	Basis of Presentation

The accompanying unaudited consolidated financial statements of PanTel Holding Co. (“PanTel” and together with its consolidated subsidiaries, the “Company” or the “Group”) include all adjustments of a normal recurring nature, which are, in the opinion of management, necessary for a fair statement of results for the periods presented. Results for interim periods are not necessarily indicative of the results for a full year. All material intercompany balances and transactions have been eliminated upon consolidation.

The consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). In preparing financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions. These estimates and assumptions affect reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses during the reporting period. Actual results could differ from those estimates.

The unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company for the year ended December 31, 2003, including the notes thereto.

(b)	Recent Accounting Pronouncements

In December 2004, SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) was issued. SFAS 123R requires an entity to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement, but expresses no preference for a type of valuation model. Statement 123(R) is effective for public companies as of the beginning of the first interim or annual reporting period that begins after June 15, 2005 (i.e., the third-quarter of 2005 for calendar year-end companies). Nonpublic companies are required to adopt the Statement for annual periods beginning after December 15, 2005. Early adoption is encouraged for interim or annual periods for which financial statements or interim reports have not been issued. The Company does not believe at this time that SFAS 123R will have a material affect on its consolidated results of operations or financial position.

In December 2004, SFAS No. 151, “Inventory Costs” (“SFAS 151”) amends Chapter 4, “Inventory Pricing”, of Accounting Research Bulletin No. 43, “Restatement and Revision of Accounting Research Bulletins” was issued. SFAS 151 was issued as a result of the FASB’s and International Accounting Standards Board’s joint project to improve the comparability between U.S. and international accounting standards. SFAS 151 eliminates the so abnormal criterion in ARB 43 and requires companies to recognize abnormal freight, handling costs, and amounts of wasted material (spoilage) as current-period charges. Additionally, the Statement clarifies that fixed production overhead cost should be allocated to inventory based on the normal capacity of the production facility. SFAS 151 is effective for inventory costs incurred during annual periods beginning after June 15, 2005. The Company does not believe at this time that SFAS 151 will have a material affect on its consolidated results of operations or financial position.

PANTEL HOLDING CO. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Six months ended June 30, 2004 and 2003 (unaudited)

In December 2004, SFAS No. 153, “Exchanges of Nonmonetary Assets: an amendment of APB Opinion No. 29”, (“SFAS 153”) which is part of the short-term international convergence project between the FASB and IASB, was issued. SFAS 153 eliminates a company’s ability to use the similar productive assets concept to account for nonmonetary exchanges at book value without recognizing a gain. Nonmonetary exchanges will have to be accounted for at fair value, with gain or loss recognized, if the transactions meet a commercial-substance criterion and fair value is determinable. SFAS 153 is effective for nonmonetary asset exchanges in fiscal periods beginning after June 15, 2005, and early application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after December 16, 2004. The Company is currently assessing the impact SFAS 153 may have on its consolidated results of operations and financial position.

(2)	Cash and Cash Equivalents

Cash and cash equivalents comprise the following:

June 30, 2004
(unaudited) (in HUF ‘000)
Cash at PanTel
denominated in USD	8,475
denominated in EUR	1,446,333
denominated in HUF	19,651

Held at PanTel	1,474,459
Held at Hungarian subsidiaries	420,482
Held at foreign subsidiaries	38,488

Total Cash:	1,933,429

Cash is held primarily as bank deposits.

(3)	Acquisitions

On February 25, 2003, PanTel acquired a 100% interest in NovaCom Távközlési Kft. (“NovaCom”) for a purchase price of THUF 1,439,004. The results of NovaCom’s operations have been included in the consolidated financial statements since that date. NovaCom provides telecommunication services and rents telecommunications facilities.

The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed at the date of acquisition:

(in HUF ‘000)
Current assets	368,097
Fixed assets, net	1,287,757
Other non-current assets	142,448

Total assets acquired	1,798,302

Current liabilities	(359,298)

Total liabilities acquired	(359,298)

Purchase price	1,439,004

PANTEL HOLDING CO. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Six months ended June 30, 2004 and 2003 (unaudited)

The price for Novacom was arrived at by negotiation between the Company and the sellers, RWE Com GmbH & Co. oHG, Budapest Elektromos Muvek Rt and EnBW Telekommunikation GmbH. The purchase price resulted in resulting negative goodwill of THUF 728,512 which has been proportionally allocated to reduce long-lived assets.

The following table represents the proforma total revenues and income from continuing operations had the Company been consolidated for the entire period ended June 30, 2003 and for the year ended December 31, 2002:

	PanTel Holding Co. and Subsidiaries	Novacom	Combined Proforma
		(unaudited)	(unaudited)
December 31, 2002
Total revenues	17,952,547	1,464,750	19,417,297
Loss from continuing operations	(5,378,277)	(254,055)	(5,632,332)

June 30, 2003
Total revenues	8,925,077	669,397	9,594,474
(Loss)/income from continuing operations	(2,789,106)	1,713,837	(1,075,269)

(4) Disposals

On February 12, 2004, the Company sold its 51% interest in Euroweb Hungary Rt. to Euroweb International Corp. for EUR 1,650,000 (THUF 425,040), a Company also majority-owned by PanTel’s parent company, KPN NV. The excess of sales proceeds received over the carrying amount of Euroweb Hungary Rt. of THUF 208,216 has been recorded as a capital contribution in the statement of stockholders’ equity.

The following results of Euroweb have been presented as income from discontinued operations in the accompanying consolidated statements of operations:

	June 30, 2004	June 30, 2003
	(unaudited) (in HUF ‘000)	(unaudited) (in HUF ‘000)
Revenue	335,379	936,967
Costs and expenses	(330,236)	(955,123)

Income (loss) before income taxes	5,143	(18,156)
Income tax expense	—	—

Income (loss) from discontinued operations	5,143	(18,156)

PANTEL HOLDING CO. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Six months ended June 30, 2004 and 2003 (unaudited)

During the course of the negotiations, Euroweb Hungary Rt. and its subsidiaries committed to purchase services from PanTel in the amount of HUF 600 million annually over the next three years. In 2003, Euroweb purchased in excess of HUF 700 million in services from PanTel. In the event that Euroweb does not satisfy the commitment each year, 25% of the difference between the contractual commitment and actual purchases must be paid by Euroweb to the Company.

(5)	Commitments and Contingencies

The Company has entered into contracts whereby it is committed to the acquisition of plant and equipment totaling HUF 429 million.

Legal Proceedings

PanTel has recorded HUF 80 million at June 30, 2004 foreign exchange rates relating to a potential claim by the liquidator of KPN Qwest for settlement of services provided by KPN Qwest to the Group in previous years.

PanTel has recorded a provision of HUF 17.9 million at June 30, 2004 relating to the expected outcome of employee related lawsuits against PanTel and Novacom.

The Company and its subsidiaries are involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material effect on the Company’s consolidated financial position, results of operations or liquidity.

(6)	Related parties

The Company has a controlling related party relationship with its parent companies. The Company also has a related party relationship with its associates, with other subsidiaries of the parent companies and with its directors and executive officers. Related party transactions include purchases and sales of goods, providing and receiving management services, and providing and receiving rental services. These transactions are made in the normal course of business on the same terms as with other non-related business customers.

June 30, 2004
(unaudited) (in HUF ‘000)
Due to related parties	123,669

PANTEL HOLDING CO. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Six months ended June 30, 2004 and 2003 (unaudited)

These balances include telecommunication and related services and management expenses. The terms of payment are under usual business terms.

The total amount of revenues invoiced and expenses incurred by PanTel is as follows:

	June 30, 2004	June 30, 2003
	(unaudited) (in HUF ‘000)	(unaudited) (in HUF ‘000)
Revenue realized by PanTel	512,273	420,410
Expenses incurred by PanTel	311,269	650,341

(7)	Segment Disclosures

The Company operates in a single industry segment, telecommunications services. The Company’s business involves operating a fiber network infrastructure in order to provide a full range of the Company’s products and services in Hungary and Central and Eastern Europe.

The following tables summarize financial information by country for continuing operations:

Total Revenues	June 30, 2004	June 30, 2003
	(unaudited) (in HUF ‘000)	(unaudited) (in HUF ‘000)
Hungary	11,859,232	9,274,758
Austria	20,765	15,978
Slovakia	29,679	35,152
Slovenia	31,277	28,593
Bulgaria	10,636	—
Romania	5,760	—

Total	11,957,349	9,354,481

Total Assets	June 30, 2004
(unaudited) (in HUF ‘000)
Hungary	34,050,907
Austria	43,181
Slovakia	137,619
Slovenia	24,532
Bulgaria	119,271
Romania	77,944

Total	34,453,454

PANTEL HOLDING CO. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

Six months ended June 30, 2004 and 2003 (unaudited)

For the six month periods ended June 30, 2004 and 2003, none of the Company’s customers accounted for more than 10% of the Company’s total revenue.

(8)	Reconciliation of Net Income to Net Cash Provided by Operating Activities

The reconciliation of net income to net cash provided by operating activities is as follows.

	June 30, 2004	June 30, 2003
	(unaudited) (in HUF ‘000)	(unaudited) (in HUF ‘000)
Net income/(loss)	957,358	(2,735,333)
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Depreciation and amortization	1,937,746	2,064,065
Gain on sale of fixed assets and fiber network	(30,807)	(381,349)
Minority interest	(97)	—
Changes in operating assets and liabilities:
Accounts receivable	257,975	(1,504,229)
Inventory	(21,171)	(254,704)
Other current assets	21,499	(25,075)
Assets held for sale	691,211	—
Other assets	(48,771)	(267,873)
Accounts payable	(1,429,723)	(851,571)
Due to related parties	(279,330)	(543,290)
Accruals	1,227,864	467,311
Other current liabilities	(96,336)	480,280
Liabilities subject to sale	(579,034)	—
Other long-term liabilities	113,051	(40,967)

Net cash provided by/(used in) operating activities	2,721,435	(3,592,735)

(9)	Income Tax

The Hungarian subsidiaries of the Company have achieved a net profit for the six months ended June 30, 2004. However, no income tax expense has been included in the statement of operations due to the availability of net operating loss carryforwards with full valuation allowances.

(10)	Subsequent Event

On February 28, 2005, Hungarian Telephone and Cable Corp. (“HTCC”) purchased KPN NV’s 75.1% interest in the Company for a purchase price of approximately EUR 17 million. HTCC had previously purchased a 24.9% share of the Company from the minority shareholders in November 2004. As a result of this transaction, PanTel has become a wholly-owned subsidiary of HTCC as of February 28, 2005.